ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

AFT Choice Plus

Supplement dated October 15, 2010 to the Contract Prospectus dated April 30, 2010, as amended

The following information updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	The “Assumed Net Investment Rate” section on page 28 of the prospectus is deleted and replaced with the following:

Assumed Net Investment Rate. If you select variable income phase payments, for certain contracts an assumed net investment rate of 3.5% or 5% must be selected. For certain other contracts only an assumed net investment rate of 3.5% is available. The assumed net investment rate or rates available to you will be set forth in the contract.

For contracts where an assumed net investment rate of 3.5% or 5% must be selected, if a 5% rate is selected your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you select is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees. If a 3.5% rate is selected, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending on the investment performance of the subaccounts selected.

For more information about the assumed net investment rate, request a copy of the Statement of Additional
Information by calling us. See “Contract Overview – Questions: Contacting the Company.”

2.	The “Required Minimum Payments Amounts” section on page 28 of the prospectus is deleted and replaced with the following:

Required Minimum Payments Amounts. The initial income phase payment or the annual income phase payment total must meet the minimums stated in the contract. The Company reserves the right to increase these minimum amounts, if allowed by state law, based on increases in the Consumer Price Index – Urban (CPI-U)
since the date set forth in the contract. If your account value is too low to meet the minimum payment amounts, you will receive one lump-sum payment.

3.	The “Account Termination” section on page 42 of the prospectus is deleted and replaced with the following:

Account Termination

Under some contracts and where allowed by state law, we reserve the right to terminate an individual account if the account value is less than $5,000, this value is not due to negative investment performance, and no purchase payments have been received within the previous twelve months. Under other contracts and where allowed by state law, we reserve the right to terminate an individual account if contributions have not been made to the account for a period of two full years and the guaranteed monthly benefit under the Annuity options would be less than $20 per month. Which account termination provision will apply to you will be set forth in the contract. We will notify you or the contract holder 90 days prior to terminating the account. If we exercise this right we will not deduct an early withdrawal charge.

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4.	The title of Appendix I on page 43 of the prospectus is deleted and replaced with the following:

FIXED PLUS ACCOUNT/FIXED PLUS ACCOUNT II

5.	The first sentence of Appendix I on page 43 of the prospectus is deleted and replaced with the following:

The Fixed Plus Account, or for certain contracts the Fixed Plus Account II, is an investment option available during the accumulation phase. In this Appendix both accounts are referred to as the Fixed Plus Account unless here are differences between the two. Any such differences will be identified herein generally, but you should refer to your contract for the details about which account is available to you and its specific terms, conditions and limitations. This option may not be available in all states or in certain contracts in some states.

6.	The “Certain Restrictions” section on page 43 of Appendix I to the prospectus is hereby deleted and replaced with the following:

Certain Restrictions. We reserve the right to limit investments in or transfers to the Fixed Plus Account. You may not elect certain withdrawal options, including the systematic distribution option, if you have requested a
Fixed Plus Account transfer or withdrawal in the prior 12-month period. Under certain emergency conditions and subject to conditions under state and/or federal law, if applicable, we may defer payment of a withdrawal from the Fixed Plus Account for a period of up to six months.

7.	The “Waiver of Partial Withdrawal Limits” section in Appendix I on page 43 of the prospectus is deleted and replaced with the following:

Waiver of Partial Withdrawal Limits. We waive the 20% limit if the partial withdrawal is due to the election of an income phase payment option (contracts with the Fixed Plus Account II option require that the income phase payment option be a lifetime annuity option or a nonlifetime option on a fixed basis). We also waive the
20% limit for withdrawals due to your death. The waiver upon death may only be exercised once and must occur within six months after your date of death.

Additionally, we may allow other waivers of the 20% limit on partial withdrawals to participants in certain plans including, but not limited to, participants who meet certain conditions relating to (1) a financial hardship or hardship resulting from an unforeseeable emergency, (2) separation from service, (3) the purchase of permissive past service credits under a governmental defined benefit plan, or (4) disability. You can determine what additional waivers, if any, and the required conditions that may apply to each waiver by referring to the contract or certificate.

8.	The “Requests for Full Withdrawals” section in Appendix I on page 44 of the prospectus is deleted and replaced with the following:

Requests for Full Withdrawals. If the contract holder or you, as applicable, if allowed by the plan and permitted under the contract, request a full withdrawal of your account value or, the value of all individual accounts, we will pay any amounts held in the Fixed Plus Account with interest, in five annual payments equal to:

> One-fifth of the individual Fixed Plus Account value, or the value of all individual accounts, as applicable, in the Fixed Plus Account on the day the request is received, reduced by any Fixed Plus Account withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the Contract Holder or you made during the prior 12 months;
> One-fourth of the remaining Fixed Plus Account value 12 months later; reduced by any Fixed Plus Account withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the Contract Holder or you made during the prior 12 months;
> One-third of the remaining Fixed Plus Account value 12 months later; reduced by any Fixed Plus Account withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the Contract Holder or you, made during the prior 12 months;

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> One-half of the remaining Fixed Plus Account value 12 months later; and reduced by any Fixed Plus
Account withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the
Contract Holder or you made during the prior 12 months; and
> The balance of the Fixed Plus Account value 12 months later.

The contract holder may withdraw the sum of the value of all individual accounts under the Contract provided that the contract holder controls the contract.

No early withdrawal charge applies to amounts withdrawn from the Fixed Plus Account.

The Contract Holder or you, as applicable, may cancel a full withdrawal request from the Fixed Plus Account at any time.

9.	Item (e) under the “Waiver of Full Withdrawal Provisions” section in Appendix I on page 44 of the prospectus is deleted and replaced with the following:

(e) Due to your separation from service with the employer, provided that all the following apply:

> The withdrawal is due to your separation from service with your employer. Although the Tax Code permits distributions upon a participant’s severance from employment, the contracts do not provide for a waiver of the Fixed Plus Account full withdrawal provision unless the severance from employment would otherwise have qualified as a separation from service under prior IRS guidance;
> Separation from service is documented in a form acceptable to us;
> The amount withdrawn is paid directly to you or as a direct rollover to another Tax Code Section
403(b), 401 or governmental 457(b) plan or an Individual Retirement Account or Individual
Retirement Annuity designated by you; and
> The amount paid for all partial and full withdrawals due to separation from service during the previous
12-month period does not exceed 20% of the average value of all your account(s) and all other accounts under the relevant contract during that same period.

10.	The first paragraph of the “Transfers” section in Appendix I on page 45 of the prospectus is deleted and replaced with the following:

Transfers. The contract holder or you, if allowed by the plan, may transfer 20% of your account value held in the Fixed Plus Account in each rolling 12-month period. We currently waive this limit for your Fixed Plus
Account value attributable to installment payments only; however, we reserve the right to institute this limit in the future. We determine the amount eligible for transfer on the day we receive a transfer request in good order at the address listed in “Contract Overview - Questions: Contacting the Company.” We will reduce amounts allowed for transfer by any Fixed Plus Account withdrawals, transfers, loans or amounts applied to income phase payment options during the prior 12 months. We also reserve the right to include payments made due to the election of any of the systematic distribution options. We will waive the percentage limit on transfers when the value in the Fixed Plus Account is $5,000.

11.	The following new section is added immediately after the “Transfers” section in Appendix I on page 45 of the prospectus:

Income Phase. Subject to the full and partial withdrawal provisions, amounts accumulating under the Fixed
Plus Account can be used to fund fixed and variable payments during the income phase. The full withdrawal provisions are waived upon the election of a lifetime annuity option or a nonlifetime option on a fixed basis, but are not waived upon the election of a nonlifetime option on a variable basis. For contracts with the Fixed Plus
Account II option, the requirement that the income phase payment option be a lifetime annuity option or a nonlifetime option on a fixed basis also applies to the waiver of the partial withdrawal provisions. Availability of subaccounts may vary during the income phase.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

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